Exhibit 99.2

Fourth Quarter 2008 Supplemental Data

Sunrise of New City—New City, NY

All amounts shown in this report are unaudited and in U.S. dollars unless otherwise noted.

Ventas, Inc.

Fourth Quarter 2008 Supplemental Data

Table of Contents

Debt Maturity Schedule	1

Debt Covenants	2-3

Triple-Net, Managed and Loan Portfolio	4-7

Operating Portfolio	8-9

Kindred Healthcare Same-Store TTM EBITDARM Coverage Ratios	10

Revenue Rollover Schedule	11

Company Development Data	12

Ventas, Inc.

Fourth Quarter 2008 Supplemental Data

Debt Maturity Schedule:1

[1]

Dollars in millions; data as of February 10, 2009 and excludes normal monthly principal amortization. The Company’s joint venture partners’ pro rata share of total maturities is approximately $141.8 million. Ventas has the ability and intention to extend certain mortgage loans until 2010.

Ventas, Inc.

Fourth Quarter 2008 Supplemental Data

Debt Covenants:

Ventas, Inc.

Fourth Quarter 2008 Supplemental Data

Debt Covenants:

Secured Debt / Gross Asset Value	Unsecured Debt / Unencumbered Gross Asset Value

Fixed Charge Coverage	Unencumbered Interest Coverage

Ventas, Inc.

Fourth Quarter 2008 Supplemental Data

Owned Portfolio—Overview by Type (Dollars in Millions):1

Property Type	Number of Properties	Number of Beds/Units/Square Feet		Number of States/ Provinces	Ventas Investment	Cash Flow Coverage	Occupancy[2]	Annualized NNN Revenue[3]	Annualized Operating Property Revenue[3]	Total Annualized Revenue[3]	Annualized NNN NOI[3]	Annualized Operating Property NOI[3]	Total Annualized NOI[3]
Hospital—Stabilized Triple-Net	40	3,479	Beds	17	$346	2.5x	58.0%	$92	$0	$92	$92	$0	$92
Skilled Nursing—Stabilized Triple-Net	192	23,358	Beds	28	827	2.0x	89.1%	177	0	177	177	0	177
Seniors Housing—Triple-Net	165	16,751	Units	31	2,260	1.3x	88.2%	194	0	194	194	0	194
Seniors Housing—Operating	79	6,513	Units	21	2,033	N/A	90.7%	0	359	359	0	109	109
Medical Office—Stabilized	19	1,046,169	Square Feet	9	223	N/A	95.6%	0	28	28	0	18	18
Medical Office—Lease-Up	2	181,952	Square Feet	2	42	N/A	58.9%	0	3	3	0	1	1
Other—Stabilized Triple-Net	8	122	Beds	1	7	5.0x	N/A	1	0	1	1	0	1

Total	505			45	$5,738	1.8x		$464	$389	$853	$464	$128	$592

								54%	46%	100%	78%	22%	100%

Loan Portfolio—Overview by Investment (Dollars in Millions):1

Borrower	Original Investment	Outstanding Principal	Secured/ Unsecured	Borrower/ Asset Type	Effective Interest Rate	Annualized Revenue[3]
Manor Care	$99	$112	Secured	SNF/ALF	L + 533	$6
HCA	45	50	Unsecured	Hospital	9.2%	4
Emeritus	10	10	Secured	ILF/ALF/ALZ	8.3%	1
Other—Secured[4]	21	14	Secured	ALF	N/A	0
Other—Unsecured	19	20	Unsecured	Hospital	9.1%	2

Total	$193	$207				$13

Owned Portfolio—Overview by State/Province:1

	Totals		Hospital		Skilled Nursing		Seniors Housing		Medical Office		Other
State/Province	No.	%	No.	Beds	No.	Beds	No.	Units	No.	Sq. Feet	No.	Beds
California	40	8%	5	417	9	1,132	26	3,304	0	0	0	0
Pennsylvania	35	7%	2	115	6	797	25	1,649	2	111,671	0	0
Massachusetts	34	7%	2	109	26	2,712	6	856	0	0	0	0
Ohio	30	6%	0	0	12	1,626	16	1,152	2	143,567	0	0
Kentucky	29	6%	2	424	27	3,054	0	0	0	0	0	0
Florida	26	5%	6	511	0	0	14	1,453	6	206,641	0	0
Indiana	23	5%	1	59	13	1,883	9	1,001	0	0	0	0
North Carolina	23	5%	1	124	16	1,818	6	438	0	0	0	0
Illinois	21	4%	4	431	0	0	17	2,637	0	0	0	0
Texas	21	4%	7	496	0	0	3	262	3	78,622	8	122
All Other	223	44%	10	793	83	10,336	122	10,512	8	687,620	0	0

Total	505	100%	40	3,479	192	23,358	244	23,264	21	1,228,121	8	122

[1]	Totals may not add due to rounding.
[2]	Occupancy shown for Seniors Housing excludes communities in lease-up. Occupancy for triple-net properties is as of 3Q08 and occupancy for operating properties is as of 4Q08.
[3]

Annualized fourth quarter Ventas revenue/NOI assuming all events occurred at the beginning of the period. Revenue/NOI reflects Ventas’s portion only for joint venture assets. Excludes assets recently sold to Benchmark and Emeritus, and assets to be sold to the University of Kentucky.

[4]	Outstanding principal is the approximate carrying value. Effective interest rate is the stated contractual rate.

Ventas, Inc.

Fourth Quarter 2008 Supplemental Data

Owned and Loan Portfolio—Property Type Concentration (Dollars in Millions):1

Investment Type	Owned Property Count	Ventas Investment	%	Annualized Rent/Revenue[2]	%	Annualized Rent/NOI[2]	%

Seniors Housing	244	$4,293	72%	$552	64%	$303	50%
Skilled Nursing	192	827	14%	177	20%	177	29%
Hospital	40	346	6%	92	11%	92	15%
Medical Office	21	266	4%	31	4%	19	3%
Other	8	7	NM	1	NM	1	NM
Loans	N/A	207	3%	13	1%	13	2%

Total	505	$5,945	100%	$866	100%	$605	100%

Owned and Loan Portfolio—Operator Concentration (Dollars in Millions):1

Operator/Manager	Owned Property Count	Ventas Investment	%	Annualized Rent/Revenue[2]	%	Annualized Rent/NOI[2]	%

Sunrise Senior Living	79	$2,033	34%	$359	41%	$109	18%
Brookdale Senior Living	83	1,393	23%	122	14%	122	20%
Kindred Healthcare	203	935	16%	243	28%	243	40%
Senior Care	66	625	11%	50	6%	50	8%
Emeritus Senior Living	11	163	3%	16	2%	16	3%
Capital Senior Living	11	158	3%	14	2%	14	2%
Manor Care	N/A	112	2%	6	1%	6	1%
NexCore	4	93	2%	12	1%	7	1%
Formation	11	88	1%	9	1%	9	1%
Greenfield	7	50	1%	5	1%	4	1%
Assisted Living Concepts	8	50	1%	5	1%	5	1%
HCA	N/A	50	1%	4	NM	4	1%
All Other	22	195	3%	21	2%	15	3%

Total	505	$5,945	100%	$866	100%	$605	100%

Owned Portfolio—State/Province Concentration (Dollars in Millions):1

State/Province	Owned Property Count	Annualized Rent/Revenue[2]	%	Annualized Rent/NOI[2]	%

California	40	$113	13%	$79	13%
Illinois	21	90	11%	66	11%
Massachusetts	34	48	6%	41	7%
Ontario	9	46	5%	13	2%
Pennsylvania	35	45	5%	23	4%
New Jersey	11	38	4%	15	3%
Florida	26	37	4%	35	6%
Colorado	14	31	4%	17	3%
Georgia	16	31	4%	17	3%
North Carolina	23	29	3%	21	4%
All Other	276	344	40%	265	45%

Total	505	$853	100%	$592	100%

[1]	Totals may not add due to rounding. NM = not material.
[2]

Annualized fourth quarter Ventas revenue/NOI assuming all events occurred at the beginning of the period. Operating asset revenue/NOI reflects Ventas’s portion only for joint venture assets. Excludes assets recently sold to Benchmark and Emeritus, and assets to be sold to the University of Kentucky.

Ventas, Inc.

Fourth Quarter 2008 Supplemental Data

Owned and Loan Portfolio—Property Type Concentration: 1

Revenue:	NOI:

Owned and Loan Portfolio—Operator Concentration: 1

Revenue:	NOI:

[1]

Annualized fourth quarter Ventas revenue/NOI assuming all events occurred at the beginning of the period. Operating asset revenue/NOI reflects Ventas’s portion only for joint venture assets. Excludes assets recently sold to Benchmark and Emeritus, and assets to be sold to the University of Kentucky.

Ventas, Inc.

Fourth Quarter 2008 Supplemental Data

Same-Store Triple-Net Portfolio Trend Data for Properties Owned for the Full 3rd Quarters of 2008 & 2007:1, 2

		Sequential Quarter Comparison						Year-Over-Year Comparison
	Number of Properties	3Q08 Cash Flow Coverage		2Q08 Cash Flow Coverage		3Q08 Occupancy	2Q08 Occupancy	3Q08 Cash Flow Coverage		3Q07 Cash Flow Coverage		3Q08 Occupancy	3Q07 Occupancy
Property Type

Hospital	40	2.5	x	2.6	x	58.0%	62.4%	2.5	x	3.0	x	58.0%	58.3%
Skilled Nursing	192	2.0	x	2.0	x	89.1%	88.9%	2.0	x	1.8	x	89.1%	88.0%
Seniors Housing	162	1.3	x	1.3	x	88.2%	87.0%	1.3	x	1.3	x	88.2%	89.4%
Other	8	5.0	x	4.9	x	N/A	N/A	5.0	x	4.2	x	N/A	N/A

Total	402	1.8	x	1.8	x			1.8	x	1.9	x

Same-Store Triple-Net Portfolio Trend Data for Properties Owned for the Full 2nd and 3rd Quarters of 2008:1,2

		Sequential Quarter Comparison
	Number of Properties	3Q08 Cash Flow Coverage		2Q08 Cash Flow Coverage		3Q08 Occupancy	2Q08 Occupancy
Property Type

Hospital	40	2.5	x	2.6	x	58.0%	62.4%
Skilled Nursing	192	2.0	x	2.0	x	89.1%	88.9%
Seniors Housing	165	1.3	x	1.3	x	88.2%	87.1%
Other	8	5.0	x	4.9	x	N/A	N/A

Total	405	1.8	x	1.8	x

[1]	Third quarter is most recent quarter available.
[2]	Cash flow coverages are for trailing-twelve months or annualized where the Company’s ownership is for a shorter period.

Ventas, Inc.

Fourth Quarter 2008 Supplemental Data

Medical Office Operating Portfolio Statistics:1

	Year-Over-Year Comparison
	Stabilized		Same-Store Stabilized[2,3]		Lease-Up
	4Q08	4Q07[4]	4Q08	4Q07[4]	4Q08	4Q07
Number of properties:	19	16	15	15	2	2
Number of square feet:	1,046,169	791,109	760,812	760,812	181,952	181,952
Average occupancy:	95.6%	95.3%	94.4%	95.1%	58.9%	55.7%
Average annual rate per square foot:	$29	$28	$28	$28	$26	$27

Operating revenue:	$7.6	$5.5	$5.2	$5.3	$0.7	$0.7
Less expenses:	2.6	2.4	2.1	2.4	0.4	0.6

Total NOI:	4.9	3.1	3.1	2.9	0.4	0.1
Less Company’s partners’ share:	0.4	0.0	0.0	0.0	0.0	0.0

Ventas NOI:	$4.5	$3.1	$3.1	$2.9	$0.4	$0.1

	Sequential Quarter Comparison
	Stabilized		Same-Store Stabilized[2,3]		Lease-Up
	4Q08	3Q08[4]	4Q08	3Q08[4]	4Q08	3Q08
Number of properties:	19	19	17	17	2	2
Number of square feet:	1,046,169	1,046,169	870,041	870,041	181,952	181,952
Average occupancy:	95.6%	95.6%	95.1%	95.2%	58.9%	57.8%
Average annual rate per square foot:	$29	$27	$29	$27	$26	$26

Operating revenue:	$7.6	$6.3	$6.3	$5.9	$0.7	$0.8
Less expenses:	2.6	1.9	2.3	1.8	0.4	0.4

Total NOI:	4.9	4.4	4.1	4.1	0.4	0.4
Less Company’s partner’s share:	0.4	0.4	0.4	0.4	0.0	0.0

Ventas NOI:	$4.5	$4.0	$3.7	$3.7	$0.4	$0.4

[1]	Dollars in millions except for rate data. Totals may not add due to rounding.
[2]	Includes only those MOBs owned for the full period.
[3]	Includes only those MOBs owned in both comparison periods.
[4]	Restated to include two MOBs previously classified as non-operating.

Ventas, Inc.

Fourth Quarter 2008 Supplemental Data

Seniors Housing Operating Portfolio Statistics:1

	Year-Over-Year Comparison
	Stabilized		Same-Store Stabilized[2]		Lease-Up
	4Q08	4Q07	4Q08	4Q07	4Q08	4Q07[3]
Number of properties:	77	72	72	72	2	7
Number of units:	6,220	5,831	5,831	5,831	293	682
Resident day capacity:	677,396	633,972	633,972	633,972	30,728	55,720
Average resident occupancy:	90.7%	93.1%	91.0%	93.1%	63.7%	64.7%
Average daily rate / resident fees:	$167	$171	$168	$171	$140	$169

Operating revenue:	$102.9	$100.8	$96.7	$100.8	$2.7	$6.1
Less expenses:	71.6	68.2	67.3	68.2	1.9	5.0

Total NOI:	31.3	32.6	29.4	32.6	0.9	1.1
Less Company’s partner’s share:	4.7	4.6	4.4	4.6	0.2	0.3

Ventas NOI:	$26.6	$28.0	$25.0	$28.0	$0.7	$0.9

	Sequential Quarter Comparison
	Stabilized		Same-Store Stabilized[2]		Lease-Up
	4Q08	3Q08	4Q08	3Q08	4Q08	3Q08
Number of properties:	77	76	72	72	2	3
Number of units:	6,220	6,141	5,831	5,831	293	372
Resident day capacity:	677,396	668,656	633,972	633,972	30,728	39,468
Average resident occupancy:	90.7%	91.5%	91.0%	91.7%	63.7%	59.1%
Average daily rate / resident fees:	$167	$171	$168	$172	$140	$160

Operating revenue:	$102.9	$104.9	$96.7	$100.0	$2.7	$3.7
Less expenses:	71.6	69.9	67.3	66.8	1.9	3.5

Total NOI:	31.3	34.9	29.4	33.3	0.9	0.3
Less Company’s partner’s share:	4.7	5.1	4.4	4.8	0.2	0.1

Ventas NOI:	$26.6	$29.8	$25.0	$28.5	$0.7	$0.2

[1]	Dollars in millions except for rate data. Totals may not add due to rounding.
[2]	Includes only those communities stabilized in both comparison periods.
[3]	4Q07 occupancy and average daily rate have been corrected.

Ventas, Inc.

Fourth Quarter 2008 Supplemental Data

Kindred Healthcare Same-Store TTM EBITDARM Coverage Ratios:1

	Number of Properties	Sequential Quarter Comparison				Year-Over-Year Comparison
Ventas - Kindred Master Lease		3Q08		2Q08		3Q08		3Q07
1	83	2.4	x	2.4	x	2.4	x	2.4	x
2	41	2.0	x	2.1	x	2.0	x	2.2	x
3	38	1.9	x	1.9	x	1.9	x	1.9	x
4	41	2.3	x	2.3	x	2.3	x	2.4	x

Total	203	2.2	x	2.2	x	2.2	x	2.2	x

Property Type	Number of Properties	3Q08		2Q08		3Q08		3Q07
Hospitals	38	2.5	x	2.7	x	2.5	x	3.0	x
Skilled Nursing Facilities	165	2.0	x	2.0	x	2.0	x	1.8	x

Total	203	2.2	x	2.2	x	2.2	x	2.2	x

[1]

Coverage reflects the ratio of Kindred’s EBITDARM to rent. EBITDARM is defined as earnings before interest, income taxes, depreciation, amortization, rent and management fees. In the calculation of trailing twelve months EBITDARM, intercompany profit pertaining to services provided by Kindred’s PeopleFirst Rehabilitation and Pharmacy Divisions has been eliminated from purchased ancillary expenses within the Ventas portfolio. Third quarter is most recent quarter available.

Ventas, Inc.

Fourth Quarter 2008 Supplemental Data

Triple-Net and Operating Portfolio Revenue Rollover Schedule Excluding Sunrise Operating Communities:1

		Lease Rollover Year
	Totals	2009	2010	2011	2012	2013	Thereafter
Hospital—Stabilized Triple-Net:
Annualized Revenue	$92.0	—	$43.5	—	—	$45.8	$2.7

Skilled Nursing—Stabilized Triple-Net:
Annualized Revenue	177.1	—	81.5	—	1.4	72.9	21.3

Seniors Housing—Stabilized Triple-Net:
Annualized Revenue	193.5	—	—	—	2.7	—	190.9

Medical Office—Stabilized:
Annualized Revenue[2]	27.3	2.5	3.5	3.3	2.5	1.8	13.7

Medical Office—Lease-Up:
Annualized Revenue[2]	3.0	—	—	0.1	0.2	0.2	2.5

Other—Stabilized Triple-Net:
Annualized Revenue	1.0	—	1.0	—	—	—	—

Total:
Annualized Revenue	$493.9	$2.5	$129.4	$3.5	$6.8	$120.6	$231.1

[1]

Annualized fourth quarter Ventas revenue assuming all events occurred at the beginning of the period. Dollars in millions. Totals may not add due to rounding. Excludes assets recently sold to Benchmark and Emeritus, and assets to be sold to the University of Kentucky.

[2]	Company’s Partners’ share has not been eliminated from revenue.

Ventas, Inc.

Fourth Quarter 2008 Supplemental Data

Company Development Data:

Status	Property Name	Company Ownership %	MSA	Property Type	Number of Residents or Beds/Units/Square Feet	Actual/Projected Opening Date	Ventas Estimated/Actual Acquisition Date	Total Development Cost[1]	Ventas Fixed Purchase Price (incl. FPAC)[1]	Expected Stabilized Yield
In Lease-up	Sunrise of Rocklin	80%	Sacramento	AL/ALZ	78 Residents / 64 Units / 48,000 SF	April 2007	April 2007	$18.6	$15.7	8.25%-8.75%
In Lease-up	Sunrise of Thorne Mills on Steeles	80%	Toronto	IL/AL/ALZ	256 Residents / 229 Units / 210,000 SF	September 2007	December 2007	62.8 Cdn	52.7 Cdn	8.0%-8.5%
In Development	Bon Secours Greenville MOB[2]	95%	Greenville	MOB	97,795 RSF	July 2009	September 2008	$25.0	N/A	7.8%-8.2%
In Development	Parker II MOB[2]	95%	Denver	MOB	75,087 RSF	November 2009	October 2008	20.0	N/A	7.5%-7.7%
To Be Acquired	Carroll MOB[2]	90%	Baltimore	MOB	77,242 RSF	December 2009	November 2011	21.0	N/A	8.0%-8.5%

[1]	Dollars in millions.
[2]	Development cost is estimated cost to Ventas, subject to adjustments.